EXHIBIT (24)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Gerald H. Lipkin and Peter Southway and each of them, his attorney-in-fact, each with power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K of Valley National Bancorp for the fiscal year ended December 31, 1997 and any and all amendments, and to file the same, with exhibits thereto with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

           Signature                                                Date
           ---------                                                ----

  /s/ GERALD H. LIPKIN                                        February 16, 1998
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Gerald H. Lipkin, Chairman, President,
Chief Executive Officer and Director


  /s/ PETER SOUTHWAY                                          February 16, 1998
-------------------------------------
Peter Southway, Vice Chairman and
Director

  /s/ ALAN D. ESKOW                                           February 16, 1998
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Alan D. Eskow, Senior Vice President
and Corporate Secretary

  /s/ ANDREW A. ABRAMSON                                      February 16, 1998
-------------------------------------
Andrew A. Abramson, Director

  /s/ PAMELA BRONANDER                                        February 16, 1998
-------------------------------------
Pamela Bronander, Director

  /s/ JOSEPH COCCIA, JR.                                      February 16, 1998
-------------------------------------
Joseph Coccia, Jr., Director

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  /s/ AUSTIN C. DRUKKER                                       February 16, 1998
-------------------------------------
Austin C. Drukker, Director

  /s/ WILLARD L. HEDDEN                                       February 16, 1998
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Willard L. Hedden, Director

  /s/ GRAHAM O. JONES                                         February 16, 1998
-------------------------------------
Graham O. Jones, Director

  /s/ WALTER H. JONES, III                                    February 16, 1998
-------------------------------------
Walter H. Jones, III, Director

  /s/ GERALD KORDE                                            February 16, 1998
-------------------------------------
Gerald Korde, Director

  /s/ JOLEEN J. MARTIN                                        February 16, 1998
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Joleen J. Martin, Director

  /s/ ROBERT E. McENTEE                                       February 16, 1998
-------------------------------------
Robert E. McEntee, Director

  /s/ WILLIAM H. MCNEAR                                       February 16, 1998
-------------------------------------
William H. McNear, Director

  /s/ SAM P. PINYUH                                           February 16, 1998
-------------------------------------
Sam P. Pinyuh, Director

  /s/ ROBERT RACHESKY                                         February 16, 1998
-------------------------------------
Robert Rachesky, Director

  /s/ BARNETT RUKIN                                           February 16, 1998
-------------------------------------
Barnett Rukin, Director

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  /s/ RICHARD F. TICE                                         February 16, 1998
-------------------------------------
Richard F. Tice, Director

  /s/ LEONARD J. VORCHEIMER                                   February 16, 1998
-------------------------------------
Leonard J. Vorcheimer, Director

  /s/ JOSEPH L. VOZZA                                         February 16, 1998
-------------------------------------
Joseph L. Vozza, Director